SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 17, 1999
                                            --------------------------------


                             CIT Marine Trust 1999-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                  000-25495                         22-3636314
    ------------------------------------------------------------------------
           (Commission File Number)      (IRS Employer Identification No.)

                     c/o The CIT Group/Sales Financing, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:     (973) 740-5000
                                              ------------------------------


                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.
        ------------
               On May 17, 1999, Bankers Trust (Delaware),  as Owner Trustee, and
Harris Trust and Savings Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT Marine Trust 1999-A, Class A-1 5.45% Asset Backed Notes, Class A-2 5.80% Asset Backed Notes, Class A-3 5.85% Asset Backed Notes, Class A-4 6.25% Asset Backed Notes and 6.20% Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

               (c)    Exhibits.

                      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.          Description                              Page
        ----------           -----------                              ----
        28                   Monthly Report delivered by              3
                             the Trustees to Securityholders
                             in connection with distributions
                             on May 17, 1999


SIGNATURES
----------
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE CIT GROUP/SALES FINANCING,
                                            INC., as servicer



                                            By: /s/ Frank J. Madeira
                                                -------------------------
                                            Name: Frank J. Madeira
                                            Title: Vice President

Dated: May 26, 1999

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



        The undersigned certifies that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1999 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II, The CIT Marine Trust 1996-A and CIT Marine Trust 1999-A, (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

        1. The Monthly Report for the period from April 1, 1999 to April 30, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

        2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


        IN WITNESS WHEREOF, the undersigned has affixed hereunto his signature this 12th day of May 1999.


                                    THE CIT GROUP/SALES FINANCING, INC.

                                    By: /s/ Frank J. Madeira
                                        --------------------------------
                                    Name: Frank J. Madeira
                                    Title: Vice President

                                INDEX TO EXHIBITS

Exhibit No.                  Description
----------                   -----------

20.1                         Monthly Reports with respect to the
                             May 17, 1999 distribution.